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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-89516 and 333-74186) and Form S-8 (Nos. 33-39627, 33-46687, 33-81986, 33-60947, 333-08597, 333-59509, 333-83563,
333-95589, 333-54436, 333-81370 and 333-102673) of Xicor, Inc. of our report dated September 9, 2003 relating to the financial statements of Poweready, Inc. which appears in this Form 8-K.



                                         By:      /s/Nation Smith Hermes Diamond
                                                  ------------------------------
                                                  San Diego, California
                                                  February 23, 2004